SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 1, 2003

Commission File No. 1-11706

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	52-1796339
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C.	20006
(Address or principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

CarrAmerica Realty Corporation

Form 8-K

Item 7 Financial Statements and Exhibits

(c) Exhibits

Exhibits Number
99.1	Supplemental Operating and Financial Data for the Quarter Ended March 31, 2003

99.2	Press Release dated May 1, 2003, issued by CarrAmerica Realty Corporation

Item 9 Regulation FD Disclosure

On May 1, 2003, the Company announced its consolidated financial results for the quarter ended March 31, 2003. A copy of the Company’s earnings press release is furnished as Exhibit 99.2 to this report on Form 8-K. A copy of the Company’s Supplemental Operating and Financial Data for the Quarter Ended March 31, 2003 is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 12 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2003

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister Controller

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EXHIBIT INDEX

Exhibit Number

99.1	Supplemental Operating and Financial Data for the Quarter Ended March 31, 2003

99.2	Press Release dated May 1, 2003

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